SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 15, 2001

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)


State of New Jersey               001-09120                22-2625848
-------------------               ---------                ----------
 (State or other           (Commission File Number)      (I.R.S. Employer
 jurisdiction of                                        Identification No.)
 incorporation)


                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                  973-430-7000

Item 7. Financial Statements and Exhibits

(C)  Exhibit Designation        Nature of Exhibit
     -------------------        -----------------
         12                     Ratio of Earnings to Fixed  Charges for the
                                Quarters  Ended March 31, 2001 and 2000

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                  --------------------------------------------
                                  (Registrant)


                              By: Patricia A. Rado
                              --------------------
                                Patricia A. Rado
                          Vice President and Controller
                         (Principal Accounting Officer)




Date: May 16, 2001